SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                              ---------------------


                        Date of Report (Date of earliest
                                 event reported)
                         March 22, 2000 (March 22, 2000)


                              Zions Bancorporation
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            (Exact name of registrant as specified in its charter)


        Utah                       0-2610                     87-0227400
-------------------  ---------------------------------  ------------------------
      (State of            (Commission File Number)         (IRS Employer
    incorporation)                                        Identification No.)



    One South Main, Suite 1380, Salt Lake City, Utah          84111
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(Address of principal executive offices)                    (Zip Code)


                                (801) 524-4787
                        -------------------------------
                        (Registrant's telephone number,
                             including area code)


                                      N/A
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         (Former name or former address, if changed since last report)

Items 1-4.

                  Not Applicable.


Item 5.           Other Events.
                  ------------

     On March 22, 2000, Zions Bancorporation issued a press release regarding the meeting of First Security Corporation's stockholders held on March 22, 2000. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein.


Item 6.           Resignations of Registrant's Directors.
                  --------------------------------------

                  Not Applicable.


Item 7.           Financial Statements, Pro Forma Financial Information
                  -----------------------------------------------------
                  and Exhibits.
                  ------------

                             (a)    Not Applicable.

                             (b)    Not Applicable.

                             (c)    Exhibits

     The following exhibits are filed with this Current Report on Form 8-K:


Exhibit
Number                     Description
-------                    -----------

99.1                       Press release, dated March 22, 2000.


Item 8.           Change in Fiscal Year.
                  ----------------------

                  Not Applicable.


Item 9.           Sales of Equity Securities Pursuant to Regulation S.
                  ----------------------------------------------------

                  Not Applicable.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    ZIONS BANCORPORATION


                                    By: /s/   Dale M. Gibbons
                                       -----------------------------
                                       Name:  Dale M. Gibbons
                                       Title: Executive Vice
                                              President and Chief
                                              Financial Officer





Date: March 22, 2000

                                  Exhibit Index
                                  -------------

Exhibit
Number                     Description
-------                    -----------

99.1                       Press release, dated March 22, 2000.